           THE GABELLI GROWTH FUND

             THIRD QUARTER REPORT

              SEPTEMBER 30, 1999
                 [FIVE STARS]

 Morningstar Rated(TM) Gabelli Growth Fund 5
                    stars
 overall and for the three-year period ended
              9/30/99 among 3210
 domestic equity funds, and for the five and
            ten-year periods ended
  9/30/99 among 2010 and 751 domestic equity
             funds, respectively.

TO OUR SHAREHOLDERS,

     It is beginning to look like investing in growth stocks means never having to say you are sorry. This is especially true for investors in those companies that play vital roles in the new information age economy. Those with the foresight and stomach to buy and hold some of these rocket ships over the past few years have seen their investments grow several fold. The list of winners reads like a "Who's Who of The Information Highway". There's Cisco Systems, whose routers direct traffic over the Internet. There's Sun Microsystems, whose client server computers have become the hardware of choice for Internet Service Providers ("ISPs"). There's EMC, the leader in data storage products, the demand for which is growing with nearly every click of a mouse. Other capital builders include Texas Instruments, the leading producer of Digital Signal Processors ("DSPs"), which are increasingly in demand for use in a broad range of communication devices. Widely recognized brands such as Dell, IBM, Microsoft, Intel, Lucent and others have delivered in big ways also. These stocks have become like celebrities. They have thousands and even millions of fans (especially among shareholders). As an owner of these stocks it is hard to appreciate how tough it has been to make money in other sectors of the market this year. We do not know if we are smart or just lucky. Maybe there is an angel at work.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

                                                          [HOWARD WARD PHOTO]
                                                                  HOWARD WARD

INVESTMENT RESULTS (a)

                                                         Quarter
                                        ------------------------------------------
                                         1st         2nd         3rd         4th         Year
                                         ---         ---         ---         ---         ----
1999:  Net Asset Value................  $38.53      $41.38      $41.07       --          --
       Total Return...................    8.8%        7.4%       (0.8)%      --          --
-------------------------------------------------------------------------------------------------------
1998:  Net Asset Value................  $32.32      $33.37      $28.54      $35.40      $35.40
       Total Return...................   12.9%        3.2%      (14.5)%      30.2%       29.8%
-------------------------------------------------------------------------------------------------------
1997:  Net Asset Value................  $24.50      $29.25      $33.41      $28.63      $28.63
       Total Return...................    1.5%       19.4%       14.2%        3.1%       42.6%
-------------------------------------------------------------------------------------------------------
1996:  Net Asset Value................  $23.75      $24.34      $25.35      $24.14      $24.14
       Total Return...................    7.2%        2.5%        4.1%        4.4%       19.4%
-------------------------------------------------------------------------------------------------------
1995:  Net Asset Value................  $20.86      $22.99      $24.91      $22.16      $22.16
       Total Return...................    6.0%       10.2%        8.4%        4.9%       32.7%
-------------------------------------------------------------------------------------------------------
1994:  Net Asset Value................  $21.90      $21.23      $22.58      $19.68      $19.68
       Total Return...................  (5.8)%      (3.1)%        6.4%      (0.5)%      (3.4)%
-------------------------------------------------------------------------------------------------------
1993:  Net Asset Value................  $21.71      $21.84      $23.43      $23.26      $23.26
       Total Return...................    0.6%        0.6%        7.3%        2.5%       11.3%
-------------------------------------------------------------------------------------------------------
1992:  Net Asset Value................  $20.27      $19.72      $20.50      $21.59      $21.59
       Total Return...................  (4.7)%      (2.7)%        4.0%        8.5%        4.5%
-------------------------------------------------------------------------------------------------------
1991:  Net Asset Value................  $18.18      $18.02      $19.51      $21.28      $21.28
       Total Return...................   11.7%      (0.9)%        8.3%       12.0%       34.3%
-------------------------------------------------------------------------------------------------------
1990:  Net Asset Value................  $16.74      $17.80      $15.75      $16.27      $16.27
       Total Return...................  (1.9)%        6.3%      (11.5)%       6.2%      (2.0)%
-------------------------------------------------------------------------------------------------------
1989:  Net Asset Value................  $13.99      $15.73      $17.46      $17.07      $17.07
       Total Return...................   10.6%       12.4%       11.0%        1.5%       40.1%
-------------------------------------------------------------------------------------------------------
1988:  Net Asset Value................  $10.87      $12.40      $12.71      $12.65      $12.65
       Total Return...................   16.1%       14.1%        2.5%        2.5%       39.2%
-------------------------------------------------------------------------------------------------------
1987:  Net Asset Value................   --         $10.84      $11.28       $9.51       $9.51
       Total Return...................   --         8.4%(b)       4.1%      (15.7)%     (49)%(b)
-------------------------------------------------------------------------------------------------------

                Average Annual Returns - September 30, 1999 (a)
           ---------------------------------------------------------
1 Year....................................................................51.05%
5 Year....................................................................27.64%
10 Year...................................................................17.71%
Life of Fund (b)..........................................................19.59%

                                                                                 Dividend History
                                                              ------------------------------------------------------
                                                              Payment (ex) Date  Rate Per Share   Reinvestment Price
                                                              -----------------  --------------   ------------------
                                                              December 28, 1998      $1.745             $35.15
                                                              December 30, 1997      $5.790             $28.58
                                                              December 31, 1996      $2.324             $24.14
                                                              December 29, 1995      $3.960             $22.16
                                                              December 30, 1994      $2.790             $19.68
                                                              December 31, 1993      $0.760             $23.26
                                                              December 31, 1992      $0.646             $21.59
                                                              December 31, 1991      $0.573             $21.28
                                                              December 31, 1990      $0.460             $16.27
                                                              December 29, 1989      $0.654             $17.07
                                                              December 30, 1988      $0.377             $12.65
                                                              January 4, 1988        $0.152              $9.58

 (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.

     Incidentally, the days when growth stock investors could ignore technology stocks are over. We are struck by how the tables have turned. At the beginning of the decade, no one questioned the wisdom of holding Coca-Cola and Gillette while many growth managers shied away from technology stocks. Now, no one questions the wisdom of owning technology stocks while many question the merits of Coca-Cola and Gillette. Within technology, it would have been hard to outdo the performance of Microsoft over the past decade, a time when its earnings grew by 28 fold and its stock rose from $1 per share to a recent high of $100 per share. With its $475 billion market capitalization, it is larger than any company in the world by this measure, with a value more than $100 billion greater than the previous titleholder, General Electric. Microsoft, known as "Mister Softee" on trading desks, has made Bill Gates, its co-founder and CEO, the wealthiest man on the planet. Things have worked out pretty well for this college dropout. Microsoft is one of the greatest success stories in business and stock market history. However, in this portfolio manager's opinion, its best days as a stock are now over. Get ready for the "World Wide Web Wars".

INVESTMENT PERFORMANCE

     For the third quarter ended September 30, 1999, The Gabelli Growth Fund's (the "Fund") net asset value declined 0.75%. The Standard & Poor's ("S&P") 500 Index and Lipper Large-Cap Growth Fund Average declined 6.24% and 3.64%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 51.05% over the trailing twelve-month period. The S&P 500 Index and Lipper Large-Cap Growth Fund Average rose 27.79% and 37.86%, respectively, over the same twelve-month period.

     For the ten-year period ended September 30, 1999, the Fund's total return averaged 17.71% annually versus average annual total returns of 16.80% and 16.77% for the S&P 500 and Lipper Large-Cap Growth Fund Average, respectively. Since inception on April 10, 1987 through September 30,1999, the Fund had a cumulative total return of 833.09%, which equates to an average annual total return of 19.59%. Our direct shareholders total 67,521 and net assets are $2.3 billion as of September 30,1999.

ECONOMIC BACKGROUND

     The economy continues to sing, making Federal Reserve watchers fidgety. Third quarter "real" Gross Domestic Product ("GDP") growth is likely to come in about 3.0%, stronger than the second quarter but slower than the first quarter. It is hard to detect much weakness from the look and feel of the economy and labor markets. Sure, the backup in mortgage rates to above 8% has slowed the housing market. Further, the unexpected success of OPEC in jacking the price of oil to $25 per barrel strips the consumer of some purchasing power. But a slowdown with some bite, the kind the financial markets crave, has proved elusive. The financial market police see continued strength in the labor markets and expect more pressure on wage costs, the kind that makes Alan Greenspan's back ache.

     It may be premature to panic. The Producer Price Index ("PPI") and Consumer Price Index ("CPI") have continued to behave surprisingly well. On the other hand, it sure seems like real estate prices have received a boost and some commodity prices make us a bit uncomfortable. OPEC may have engineered the spike in oil prices but oil demand has been strong. The price of gold erupted like Mt. St. Helen's at the quarter's end after 15 European Central Banks agreed to limit their gold bullion sales over the next five years. The gold market rumble was a bit artificial as well. The Central Bank news hit the numerous short-sellers like a bolt of lightening and the scramble to cover the massive short interest pushed the price of an ounce of bullion from $255 to $310 in a few days. We do not think a sustained rise in the price of gold is likely anytime soon. Nevertheless, we do not like the recent direction of the price of oil and gold, regardless of the rationale.

     Despite the strength in the labor markets and the jump in oil, gold and some real estate prices, we do expect the economy to moderate as the year, decade, century and millennium wind down. More companies seem to be struggling with profits and "Y2K" is a depressant on overall spending as it puts a premium on liquidity just in case it is needed. We might speculate that come December, the biggest concern is profits and not an overheating economy. Companies have virtually no pricing power but their labor and raw material costs have moved up, pinching margins. If you are a retailer, you face the reality that the Internet is now in your face. The U. S. has had excess retailing capacity for years, making it hard for the retailing industry, in the aggregate, to post real growth. With the rise of online retailing, the increase in retailing "square footage" is potentially infinite. The economy may continue to look good overall but it is starting to feel bad in some areas.

THE STOCK MARKET

     The stock market had a lot to digest in the third quarter and it was not all pretty. In addition to the usual fears about earnings, inflation, interest rates, oil and gold, we had to combat earthquakes, hurricanes and mosquitoes. If we had lost the Ryder Cup there is no telling what might have happened to the market. This says nothing of the constant noise pollution coming from market pundits, especially technicians. I sure as heck hope I do not sound like they do. If you ever catch me on television talking about stock chart patterns and current account deficits, then you might want to consider some other fund offerings. Stock charts are to traders what nautical charts are to sailors, except they only show where you have been, not where you are going. The U.S. is now a "trading nation" according to Fortune magazine, with a growing casino mentality among an expanding base of "momentum" investors.

     The market for initial public offerings ("IPOs") has been dominated by Internet and technology deals. On the Internet side, we saw Dr. Koop.com go public in the first quarter. It was priced at $9, traded up to $45 and is now at $13. More impressive this past quarter was Red Hat, the largest distributor of Linux software. Linux software is available free over the Web or you can pay Red Hat $39 for a shrink wrap version. Red Hat's IPO was priced at $14, rose to $135 and is now about $88. At $88 per share, the company has a market capitalization of roughly $5.9 billion, or 492 times their revenue of $12 million for the 12 months ended last May. Before year's end we expect to see successful IPOs for Martha Stewart and The World Wrestling Federation. Lest you think the deal quality is waning, fear not, The New York Stock Exchange wants to go public early next year. Can you blame them?

     This is all by way of saying that the stock market can still be a risky place to navigate. We have enjoyed a market that in some cases has been overly generous with the valuations accorded certain companies. From April through mid-September, America Online's stock declined in value by about $90 billion, an amount that is more than double the value of General Motors. Priceline.com lost roughly

$15 billion of value, equal in value to McGraw-Hill and Dow Jones combined. Even by today's Silicon Valley standards, that is real money. To be fair, the Internet sector does not have a monopoly on overpriced stocks. Unrealistic expectations have recently damaged the stocks of Coca-Cola and Gillette, Warren Buffett's "two inevitables" and two of the bluest Blue Chips around. Coca-Cola's stock has given back over $60 billion from its peak while Gillette has fallen by more than $30 billion. Fundamentals change and stocks can get overpriced. That is why we do research. Do not let anyone tell you that valuations do not matter.

PORTFOLIO HIGHLIGHTS

     It was tough to make money in the third quarter, especially if you do not invest in technology. As leading technology stocks rose, most financial services and health care stocks fell. Of our top ten gainers for the quarter, six were technology stocks (Sun Microsystems +35%, EMC +30%, Intel +25%, Texas Instruments +14%, Qualcomm +14% since purchased, and Dell Computer +13%). Two were media stocks (Tribune +14% and Clear Channel +16%), one was a drug stock (Amgen +34%) and there was one retailer (Tiffany +24%). Rising interest rates were primarily responsible for the weakness in financial services stocks. We do not believe interest rates are in a secular upswing. Rather, we view the uptick in rates as a cyclical response to a growing economy. As stated previously, we expect economic growth to moderate over the balance of the year. Incidentally, we were pleased to hear plans from the Treasury Department to commence a debt buyback program with the budget surplus. It has been over 100 years since the last Treasury debt buyback. The environment for financial stocks should improve as the year progresses.

     In an attempt to keep our technology weighting from getting too large, we modestly trimmed some of our big technology winners such as IBM, Texas Instruments, Cisco Systems and Sun Microsystems. As we have said before, we try to keep our industry sector weights at a maximum level of 25%. Proceeds from the sales went largely into the more depressed pharmaceutical stocks such as Warner-Lambert, Eli Lilly and Merck, as well as financial services issues such as Mellon Bank and State Street. We are hopeful that a slowing economy will reward holders of high quality drug and financial issues. Additionally, we expect a resumption of merger activity in the financial sector as the "Y2K" season passes. Recently, we have seen a bidding war erupt for National Westminster Bank and Chase Manhattan announced the acquisition of Hambrecht & Quist. Additionally, Wells Fargo agreed to buy brokerage Ragen MacKenzie Group.

LOOKING AHEAD

     Last quarter we expressed our opinion that the Internet mania peaked in April. We still believe that. I am not aware of any Internet stock that is higher today than in April. We also said that the market "would not easily adjust to another leg up in interest rates" and that proved accurate. We further asked you to be prepared for something less than the "best of all possible worlds." As of now, it is still too early to relax.

     We do not know how long America's love affair with large company growth stocks will last. The past five years were oh so rewarding, but are 20% to 30% annual returns really sustainable? At some point, stocks that do not fit neatly in the large cap growth box may generate the largest stock market gains.

Investors in value, foreign or small companies may be feeling pretty smart twelve months hence. Stock market history suggests there is a cyclicality to returns by investment style which seems undeniable. That said, however, if the economic background for stocks remains mostly positive and the earnings of many of these companies continue to compound at 20% to 30% rates, then investors in these stocks are likely to reap additional rewards.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cisco Systems Inc. (CSCO - $68.5625 - Nasdaq) is the leading supplier of data networking equipment such as routers and ATM switches for use in Local Area Networks, Wide Area Networks and The Internet. As an integral provider of infrastructure for the Internet, the company is a major beneficiary of the "Net's" explosive growth. We expect significant growth in earnings to continue over the next few years.

Clear Channel Communications Inc. (CCU - $79.875 - NYSE) is one of the top two radio broadcasters, along with Infinity Broadcasting (which is 80% owned by CBS). The company is also a leader in outdoor advertising. Both markets are strong, reflecting the expanding national economy and heavy advertising by new Internet companies as they strive to develop brand awareness. Radio ad rates are low compared to other media such as television and newspapers, which gives radio operators a degree of pricing protection. As of this writing, CCU has announced plans to purchase AMFM (formerly Chancellor Broadcasting), which will further set Clear Channel and Infinity apart as the heavyweights in the radio business.

EMC Corp. (EMC - $71.4375 - NYSE) is the leading provider of enterprise wide data storage products. Storage has become a high growth market in today's information based economy. Electronic commerce requires massive amounts of storage, which has given EMC a tremendous business opportunity. We believe EMC is the technology leader in enterprise storage (competitors are IBM, Hitachi and Sun Microsystems) and is leading the field in introducing Storage Area Networks ("SANs"). EMC is the vendor of choice for Internet Service Providers, just as Cisco is for routers and Sun is for client servers. We expect strong double digit growth in the foreseeable future.

Home Depot Inc. (HD - $68.625 - NYSE) continues to take market share in the home improvement retailing segment, in which it is the leader by a wide margin. HD does not rest on its laurels. The company is testing a smaller format store known as Villager's Hardware, which competes with small hardware stores. The company continues to roll out Expo Design Centers and is expanding into institutional facilities maintenance. Finally, Home Depot is developing an Internet sales facility that will leverage the company's brand beyond traditional retail outlets.

International Business Machines Corp. (IBM - $121.375 - NYSE) is a leading supplier of hardware, software and outsourcing services for the computer industry. Over 60% of the company's revenues now come from relatively higher margin software and service businesses. IBM is well positioned as an electronic commerce solutions provider, which also provides a platform to cross-sell the company's many products. We expect the company to grow earnings per share going forward.

MediaOne Group Inc. (UMG - $68.3125 - NYSE)is being acquired by AT&T
(T - $43.50 - NYSE) as that company continues to build and enhance its facilities to offer one stop shopping for telecommunications services. Upon completion of the merger, AT&T will become the nation's largest provider of cable television services. Under the leadership of C. Michael Armstrong, AT&T's growth rate is rising from single digits to double digits. The company wants to expand beyond being just a long distance provider. They are now a major provider of wireless telecommunications services (both cellular and personal communications services ("PCS")) and traditional land-line long distance. The new AT&T is a major provider of cable television services and Internet access. Additionally, they will use the cable plant to offer local telephone service.

Mellon Bank Corp. (MEL - $33.75 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's asset gathering arm, their Dreyfus and Boston Company subsidiaries continue to grow and prosper. New management is shedding non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues and that number will grow with the divestiture of the company's mortgage and credit card operations. The bank prefers to remain independent but it is an attractive property to financial services companies seeking to boost their asset manager businesses.

State Street Corp. (STT - $64.625 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets with $5.3 trillion under custody. Additionally, State Street is a major asset manager itself with $574 billion under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances the company's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors.

Sun Microsystems Inc. (SUNW - $93.00 - Nasdaq) is a leading provider of hardware and software for network based distributed computing systems. While most of the company's revenue is derived from UNIX-based workstations and client servers, its JAVA operating software is gaining in popularity with software writers. Sun Microsystems has entered into a joint venture with America Online, which provides SUNW with a platform to enhance its presence in electronic commerce. As the top supplier of client server computers to Internet Service Providers, SUNW is a major beneficiary of continued Internet growth.

Texas Instruments Inc. (TXN - $82.25 - NYSE) is the largest provider of digital signal processors, a critical component for digital communication devices, including wireless phones and digital signal lines ("DSLs"). Having restructured the company in recent years, its valuation is no longer hostage to the dynamic random access memory ("DRAM") chip cycle and defense businesses. We believe the digital signal processor ("DSP") chip business, in which TXN is the leader, will continue to grow rapidly in the foreseeable future.

Marsh & McLennan Companies Inc. (MMC - $68.50 - NYSE) is the world's largest insurance broker and one of the leading asset managers through its ownership of The Putnam Funds. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. The company's growth rate has accelerated in recent years due primarily to the success of Putnam. We expect overall growth to continue based on sustained strong results at Putnam, albeit slower than last year, and some modest improvement in the company's traditional insurance brokerage business.

Northern Trust Corp. (NTRS - $83.50 - Nasdaq) is one of an elite group of institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly Hills, etc.) and continues to build its fee income in a methodical way. We believe earnings will continue to grow, powered by growth in assets under management, which exceed $200 billion. We regard NTRS as a trophy property within the banking sector.

Time Warner Inc. (TWX - $60.75 - NYSE) owns one of the finest collections of media assets in the world. In addition to being the largest operator of cable television systems, the company is a leading content provider through its ownership of CNN, Warner Brothers, HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable networks. Time Warner's media empire extends to music and publishing, where it is a leader in both. The company's business fundamentals are the best they have been in years with double digit growth in operating cash flow expected to continue for the foreseeable future.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     Last quarter we tipped our hats to the American women that fought their hearts out and won soccer's Women's World Cup. This quarter we salute 27 year old Lance Armstrong for having the strength and competitive drive to win the ultimate honor in bicycle racing, the 2,290 mile long Tour de France. This is one of the most grueling endurance events of any kind and Lance accomplished this two years after being told he had cancer. Only one other American has ever won this event. Nice going Lance.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

                                       Sincerely,

                                       [HOWARD F. WARD SIGNATURE]

                                       HOWARD F. WARD, CFA
                                       Portfolio Manager

October 18, 1999

-------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1999

Texas Instruments Inc.               Cisco Systems Inc.
IBM Corp.                            State Street Corp.
Home Depot Inc.                      Mellon Bank Corp.
Sun Microsystems Inc.                Clear Channel Communications
MediaOne Group Inc.                  EMC Corp.
-------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                            MARKET
       SHARES                                                               VALUE
       ------                                                               ------
                        COMMON STOCKS--99.5%
                        BROADCASTING--5.3%
       1,030,600        CBS Corp.+....................................  $   47,665,250
         931,600        Clear Channel Communications Inc.+............      74,411,550
                                                                        --------------
                                                                           122,076,800
                                                                        --------------
                        BUSINESS SERVICES--7.6%
       1,135,000        Automatic Data Processing Inc. ...............      50,649,375
         610,000        Ceridian Corp. ...............................      15,173,750
         530,000        First Data Corp. .............................      23,253,750
       1,248,100        Interpublic Group of Companies Inc. ..........      51,328,113
         372,000        Omnicom Group Inc. ...........................      29,457,750
         145,000        Young & Rubicam Inc. .........................       6,380,000
                                                                        --------------
                                                                           176,242,738
                                                                        --------------
                        CABLE--3.6%
       1,200,000        MediaOne Group Inc.+..........................      81,975,000
                                                                        --------------
                        COMMUNICATIONS EQUIPMENT--4.1%
       1,166,500        Cisco Systems Inc.+...........................      79,978,156
         220,000        Lucent Technologies Inc. .....................      14,272,500
                                                                        --------------
                                                                            94,250,656
                                                                        --------------
                        COMPUTER HARDWARE--9.0%
         570,000        Dell Computer Corp.+..........................      23,833,125
         820,000        International Business Machines Corp. ........      99,527,500
         900,000        Sun Microsystems Inc.+........................      83,700,000
                                                                        --------------
                                                                           207,060,625
                                                                        --------------
                        COMPUTER SOFTWARE AND SERVICES--8.8%
         870,600        Computer Sciences Corp.+......................      61,214,062
         595,000        Electronic Data Systems Corp. ................      31,497,813
       1,030,000        EMC Corp.+....................................      73,580,625
         205,000        Microsoft Corp.+..............................      18,565,312
         662,000        SunGard Data Systems Inc.+....................      17,418,875
                                                                        --------------
                                                                           202,276,687
                                                                        --------------
                        ELECTRONICS--7.5%
         910,000        Intel Corp. ..................................      67,624,375
       1,282,000        Texas Instruments Inc. .......................     105,444,500
                                                                        --------------
                                                                           173,068,875
                                                                        --------------
                        ENTERTAINMENT--3.2%
       1,145,000        Time Warner Inc. .............................      69,558,750
          90,000        Viacom Inc., Cl. B+...........................       3,802,500
                                                                        --------------
                                                                            73,361,250
                                                                        --------------
                        FINANCIAL SERVICES--18.2%
         269,375        American International Group Inc. ............      23,418,789
         840,000        Bank of New York Inc. ........................      28,087,500
         994,500        Marsh & McLennan Companies Inc. ..............      68,123,250
       2,221,000        Mellon Bank Corp. ............................      74,958,750
         595,000        Merrill Lynch & Co. ..........................      39,976,563
         830,000        Northern Trust Corp. .........................      69,305,000
       1,219,400        State Street Corp. ...........................      78,803,725
         350,000        SunTrust Banks Inc. ..........................      23,012,500
         473,500        T. Rowe Price Associates Inc. ................      12,991,656
                                                                        --------------
                                                                           418,677,733
                                                                        --------------

                                                                            MARKET
       SHARES                                                               VALUE
       ------                                                               ------
                        HEALTH CARE--13.7%
         669,000        Amgen Inc.+...................................  $   54,523,500
         610,000        Baxter International Inc. ....................      36,752,500
         534,000        Bristol-Myers Squibb Co. .....................      36,045,000
         237,000        Johnson & Johnson ............................      21,774,375
         515,000        Lilly (Eli) & Co. ............................      32,960,000
         521,000        Merck & Co. Inc. .............................      33,767,312
         769,000        Pfizer Inc. ..................................      27,635,938
       1,084,000        Warner-Lambert Co. ...........................      71,950,500
                                                                        --------------
                                                                           315,409,125
                                                                        --------------
                        PUBLISHING--6.8%
         680,000        Gannett Co. Inc. .............................      47,047,500
         410,000        Knight-Ridder Inc. ...........................      22,498,750
         554,000        McGraw-Hill Companies Inc. ...................      26,799,750
         938,000        New York Times Co., Cl. A ....................      35,175,000
         510,000        Tribune Co. ..................................      25,372,500
                                                                        --------------
                                                                           156,893,500
                                                                        --------------
                        RETAIL--8.5%
       1,417,718        Home Depot Inc. ..............................      97,290,898
         954,000        Lowe's Companies Inc. ........................      46,507,500
         854,200        Tiffany & Co. ................................      51,198,612
                                                                        --------------
                                                                           194,997,010
                                                                        --------------
                        TELECOMMUNICATIONS--3.2%
         420,000        MCI Worldcom Inc.+............................      30,187,500
         225,000        Qualcomm Inc. ................................      42,567,188
                                                                        --------------
                                                                            72,754,688
                                                                        --------------
                        TOTAL COMMON STOCKS...........................   2,289,044,687
                                                                        --------------
   PRINCIPAL
     AMOUNT
     ------
                        U.S. GOVERNMENT OBLIGATIONS--0.6%
     $14,159,000        U.S. Treasury Bills, 4.55% to 4.71% ++,
                         due 10/07/99 to 11/26/99.....................      14,083,189
                                                                        --------------
                        TOTAL INVESTMENTS--100.1%
                         (Cost $1,635,903,140)........................   2,303,127,876
                        OTHER ASSETS AND LIABILITIES (NET)--(0.1)%....      (2,697,508)
                                                                        --------------
                        NET ASSETS--100.0%
                         (56,011,765 shares outstanding)..............  $2,300,430,368
                                                                        ==============
                                                                                $41.07
                        NET ASSET VALUE, OFFERING AND REDEMPTION                ======
                         PRICE PER SHARE..............................

------------------------------

 + Non-income producing security.
++ Represents annualized yield at date of purchase.

                            GABELLI FAMILY OF FUNDS

GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (No-load)
                                          Portfolio Manager: Howard F. Ward, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's
primary objective is capital appreciation. (No-load)    Portfolio Manager: Susan
M. Byrne

GABELLI SMALL CAP GROWTH FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (No-load)
                                            Portfolio Manager: Lynda Calkin, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (No-load)
                                               Portfolio Manager: Patricia Fraze

GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (No-load)
                             Portfolio Managers: Susan M. Byrne & Patricia Fraze

GABELLI WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (No-load)
                           Team Managed: Mario J. Gabelli, CFA, Marc J. Gabelli,
                                            Laura K. Linehan and Walter K. Walsh

GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. Max. Sales charge:
5 1/2%
                                        Portfolio Manager: Mario J. Gabelli, CFA

GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various
market conditions without excessive risk of capital loss. (No-load)    Portfolio
Manager: Mario J. Gabelli, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
                                             Portfolio Manager: Judith A. Raneri

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (No-load)
                                             Portfolio Manager: Judith A. Raneri

An investment in the above Money Market Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

GLOBAL SERIES

   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies through-out the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (No-load)
                                             Team Manager: Mario J. Gabelli, CFA

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
   (No-load)                                     Portfolio Manager: Hart Woodson

   GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
   Seeks to invest in securities of companies involved with communications, creativity and copyright. The Fund also seeks to invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is capital appreciation. (No-load)
                                              Portfolio Manager: Marc J. Gabelli

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (No-load)
                              Portfolio Managers: Marc J. Gabelli & Caesar Bryan

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety
of world-wide economic, financial and political factors. (No-load)     Portfolio
Manager: Caesar Bryan

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (No-load)                       Portfolio Manager: Caesar Bryan

The six funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

--------------------------------------------------------------------------------

 To receive a prospectus, call 1-800-GABELLI (422-3554). The prospectus gives a more complete description of the Fund, including fees and expenses. Read the prospectus carefully before you invest or send money.
                                 1-800-GABELLI

 (1-800-422-3554) -- fax: 1-914-921-5118 -- www.gabelli.com -- info@gabelli.com
                   One Corporate Center, Rye, New York 10580

        THE GABELLI GROWTH FUND
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                     BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Asset Management
  Inc.
Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University
Anthony J. Colavita             Anthony Torna
Attorney-at-Law                 Herzog, Heine & Geduld, Inc.
Anthony J. Colavita, P.C.
James P. Conn                   Anthonie C. van Ekris
Former Chief Investment         Managing Director
  Officer                       BALMAC International, Inc.
Financial Security Assurance
Holdings Ltd.
John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

              OFFICERS AND PORTFOLIO MANAGERS
Bruce N. Alpert                 Howard F. Ward, CFA
President and Treasurer         Portfolio Manager
James E. McKee
Secretary

              DISTRIBUTOR
        Gabelli & Company, Inc.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
 Skadden, Arps, Slate, Meagher & Flom
                  LLP

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Growth Fund. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.
---------------------------------------

GAB406Q399SR
                                         THE
                                         GABELLI
                                         GROWTH
                                         FUND
                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1999

                                                     [PHOTO]